GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (83.49%)

Private Investment Funds (70.46%)*(a)
AEW Core Property Trust	48,877	$50,402,430
American Core Realty Fund, L.P.	445	56,039,243
Ares Real Estate Enhanced Income Fund, L.P.	N/A	33,688,098
Barings Core Property Fund, L.P.	139,016	18,575,900
BlackRock US Core Property Fund	N/A	55,013,975
Brookfield Senior Mezzanine Real Estate Finance Fund	87,694	89,465,604
CBRE U.S. Core Partners, L.P.	74,863,082	107,638,966
Clarion Gables Multifamily Trust, L.P.	98,014	126,143,111
Clarion Lion Industrial Trust, L.P.	54,291	110,242,663
Clarion Lion Properties Fund, L.P.	164,132	250,203,627
Cortland Growth and Income Fund, L.P.	127,238	143,199,145
CrossHarbor Strategic Debt Fund, L.P.	N/A	60,110,254
GWL U.S. Property Fund, L.P.	N/A	53,105,429
Hancock U.S. Real Estate Fund, L.P.	74,633	97,919,193
Heitman America Real Estate Trust, L.P.	30,966	37,971,973
Heitman Core Real Estate Debt Income Trust	132,028	135,533,191
MEPT Edgemoor, L.P.	29,043	63,904,126
MetLife Commercial Mortgage Income Fund, L.P.	9,816	10,082,222
Morgan Stanley Prime Property Fund	12,908	246,065,454
Oaktree Real Estate Income Fund, L.P.	N/A	97,416,076
PGIM Real Estate US Debt Fund, L.P.	67,246	76,062,855
PRISA, L.P.	106,340	180,918,861
RREEF America REIT II, Inc.	248,080	31,194,031
Sentinel Real Estate Fund, L.P.	876	78,053,636
Stockbridge Smart Markets Fund	42,892	67,492,159
TCM CRE Credit Fund, L.P.	74,901	75,033,080
UBS Trumbull Property Fund	2,192	23,373,691
USAA US Government Building Fund, LLC	N/A	72,002,620
		2,446,851,613

Publicly Traded Securities (13.03%)(a)
Alexandria Real Estate Equities, Inc.	75,660	10,674,869
American Homes 4 Rent, Class A	272,290	6,619,370
Americold Realty Trust	201,550	6,534,251
AvalonBay Communities, Inc.	106,870	21,713,847
Boston Properties, Inc.	63,320	8,168,280
Brandywine Realty Trust	278,790	3,992,273
Brixmor Property Group, Inc.	209,840	3,751,939
Camden Property Trust	76,600	7,996,274

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Chesapeake Lodging Trust	114,890	$3,265,174
Columbia Property Trust, Inc.	267,290	5,543,595
Cousins Properties, Inc.	61,660	2,230,242
Crown Castle International Corp.	17,060	2,223,771
CubeSmart	278,970	9,328,757
CyrusOne, Inc.	191,670	11,063,192
DiamondRock Hospitality Co.	217,870	2,252,776
Digital Realty Trust, Inc.	29,410	3,464,204
Duke Realty Corp.	256,930	8,121,557
Empire State Realty Trust, Inc., Class A	393,560	5,828,624
Equinix, Inc.	47,660	24,034,461
Equity Residential	239,480	18,181,322
Essex Property Trust, Inc.	14,370	4,195,034
Extra Space Storage, Inc.	71,310	7,565,991
Federal Realty Investment Trust	42,150	5,427,234
HCP, Inc.	532,190	17,019,436
Healthcare Trust of America, Inc., Class A	242,110	6,641,077
Host Hotels & Resorts, Inc.	306,050	5,576,231
Invitation Homes, Inc.	432,580	11,562,863
Iron Mountain, Inc.	282,510	8,842,563
JBG SMITH Properties	113,480	4,464,303
Kilroy Realty Corp.	136,970	10,109,756
Liberty Property Trust	120,820	6,045,833
Macerich Co.	144,070	4,824,904
Mack-Cali Realty Corp.	205,080	4,776,313
MGM Growth Properties LLC, Class A	74,680	2,288,942
Mid-America Apartment Communities, Inc.	38,880	4,578,509
Park Hotels & Resorts, Inc.	177,610	4,894,932
Pebblebrook Hotel Trust	75,260	2,120,827
Prologis, Inc.	325,380	26,062,938
Public Storage	50,180	11,951,371
Realty Income Corp.	178,710	12,325,629
Regency Centers Corp.	99,760	6,657,982
Retail Properties of America, Inc., Class A	511,780	6,018,533
Rexford Industrial Realty, Inc.	44,220	1,785,161
Sabra Health Care REIT, Inc.	226,200	4,453,878
Simon Property Group, Inc.	117,650	18,795,764
STAG Industrial, Inc.	153,720	4,648,493
STORE Capital Corp.	214,490	7,118,923
Sun Communities, Inc.	97,560	12,506,216
Sunstone Hotel Investors, Inc.	346,180	4,746,128
Taubman Centers, Inc.	71,070	2,901,788
UDR, Inc.	102,730	4,611,550
Urban Edge Properties	159,750	2,768,467

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Ventas, Inc.	356,370	$24,357,889
VEREIT, Inc.	1,147,280	10,336,993
VICI Properties, Inc.	158,030	3,482,981
WP Carey, Inc.	138,020	11,204,464
		452,658,674

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $2,675,933,334)		2,899,510,287

EXCHANGE TRADED FUNDS (4.78%)
iShares® MBS ETF	771,800	83,045,680
Vanguard® Mortgage-Backed Securities ETF	1,571,300	83,011,779
		166,057,459
TOTAL EXCHANGE TRADED FUNDS
(Cost $150,866,252)		166,057,459

MUTUAL FUNDS (4.57%)
Fidelity Advisor® Real Estate Income Fund, Class Z	12,901,692	158,690,817

TOTAL MUTUAL FUNDS
(Cost $156,785,778)		158,690,817

	Coupon Rate
PREFERRED STOCKS (3.40%)(b)
American Homes 4 Rent, Series D	6.50%	10,000	271,500
American Homes 4 Rent, Series E	6.35%	66,000	1,779,360
American Homes 4 Rent, Series F	5.88%	76,000	1,963,840
American Homes 4 Rent, Series H	6.25%	149,000	3,854,630
Boston Properties, Inc., Series B	5.25%	68,500	1,725,515
Brookfield Property Partners L.P., Series A	6.50%	50,000	1,260,500
Brookfield Property REIT, Inc., Series A	6.38%	96,000	2,379,840
Digital Realty Trust, Inc., Series G	5.88%	46,000	1,155,520
Digital Realty Trust, Inc., Series J	5.25%	63,000	1,564,290
Digital Realty Trust, Inc., Series K	5.85%	179,500	4,679,565
EPR Properties, Series G	5.75%	144,000	3,598,560
Federal Realty Investment Trust, Series C	5.00%	129,000	3,165,660
Hersha Hospitality Trust, Series C	6.88%	87,093	2,175,583
Hersha Hospitality Trust, Series D	6.50%	70,000	1,673,700
Hersha Hospitality Trust, Series E	6.50%	70,000	1,684,900
Kimco Realty Corp., Series I	6.00%	63,000	1,574,370
Kimco Realty Corp., Series J	5.50%	95,000	2,389,250
Kimco Realty Corp., Series K	5.63%	64,000	1,586,560
Kimco Realty Corp., Series L	5.13%	7,000	171,780
Kimco Realty Corp., Series M	5.25%	25,000	611,750
National Retail Properties, Inc., Series E	5.70%	162,500	4,056,000
National Retail Properties, Inc., Series F	5.20%	72,000	1,756,080

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
National Storage Affiliates Trust, Series A	6.00%	125,372	$3,240,866
Pebblebrook Hotel Trust, Series C	6.50%	39,000	992,940
Pebblebrook Hotel Trust, Series D	6.38%	12,500	330,750
Pebblebrook Hotel Trust, Series E	6.38%	142,000	3,544,320
Pebblebrook Hotel Trust, Series F	6.30%	100,000	2,508,000
PS Business Parks, Inc., Series U	5.75%	88,500	2,293,920
PS Business Parks, Inc., Series V	5.70%	45,000	1,158,300
PS Business Parks, Inc., Series W	5.20%	126,000	3,141,180
PS Business Parks, Inc., Series Y	5.20%	57,500	1,409,900
Public Storage, Series A	5.88%	35,604	909,326
Public Storage, Series D	4.95%	25,000	615,250
Public Storage, Series G	5.05%	25,000	619,250
Public Storage, Series H	5.60%	170,000	4,452,300
Public Storage, Series U	5.63%	35,000	883,050
Public Storage, Series V	5.38%	90,000	2,241,900
Public Storage, Series W	5.20%	12,000	298,080
QTS Realty Trust, Inc., Series A	7.13%	81,000	2,087,370
Rexford Industrial Realty, Inc., Series A	5.88%	145,834	3,870,434
Rexford Industrial Realty, Inc., Series B	5.88%	49,041	1,252,998
Saul Centers, Inc., Series C	6.88%	22,115	592,682
Saul Centers, Inc., Series D	6.13%	103,500	2,592,675
Seritage Growth Properties, Series A	7.00%	55,000	1,362,900
SITE Centers Corp., Series A	6.38%	80,422	2,048,349
SITE Centers Corp., Series J	6.50%	158,000	4,016,360
SITE Centers Corp., Series K	6.25%	36,000	924,120
Spirit Realty Capital, Inc., Series A	6.00%	122,000	2,989,000
Summit Hotel Properties, Inc., Series E	6.25%	186,000	4,780,200
Sunstone Hotel Investors, Inc., Series E	6.95%	60,000	1,635,000
Sunstone Hotel Investors, Inc., Series F	6.45%	25,055	640,155
Taubman Centers, Inc., Series J	6.50%	59,676	1,534,270
Taubman Centers, Inc., Series K	6.25%	61,000	1,580,510
Urstadt Biddle Properties, Inc., Series G	6.75%	40,000	1,028,800
Urstadt Biddle Properties, Inc., Series H	6.25%	35,000	931,350
VEREIT, Inc., Series F	6.70%	135,000	3,403,350
Vornado Realty Trust, Series K	5.70%	118,000	2,932,300
Vornado Realty Trust, Series L	5.40%	68,000	1,699,320
Vornado Realty Trust, Series M	5.25%	100,000	2,452,000
			118,072,228
TOTAL PREFERRED STOCKS
(Cost $115,370,904)			118,072,228

	7-Day Yield
SHORT TERM INVESTMENTS (2.08%)
Federated Treasury Obligations Fund, Class IS	2.22%	72,301,283	72,301,283

TOTAL SHORT TERM INVESTMENTS
(Cost $72,301,283)			72,301,283

Description	Value (Note 2)
TOTAL INVESTMENTS (98.32%)
(Cost $3,171,257,551)	$3,414,632,074

Other Assets In Excess Of Liabilities (1.68%)	58,246,349
NET ASSETS (100.00%)	$3,472,878,423

(a)	A portion of these securities is held as collateral for the outstanding Lines of Credit. At June 30, 2019 outstanding collateral amounted to $2,776,206,628
(b)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Common Abbreviations:
LLC	-	Limited Liability Company
L.P.	-	Limited Partnerships
REIT	-	Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2019
$50,402,430	AEW Core Property Trust	Quarterly	45	$0
56,039,243	American Core Realty Fund, L.P.	Quarterly	10	0
33,688,098	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	66,311,902
18,575,900	Barings Core Property Fund, L.P.	Quarterly	30	0
55,013,975	BlackRock US Core Property Fund	Quarterly	60	0
89,465,604	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	35,084,755
107,638,966	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
126,143,111	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
110,242,663	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
250,203,627	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
143,199,145	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
60,110,254	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	40,000,000
53,105,429	GWL U.S. Property Fund, L.P.	Quarterly	90	0
97,919,193	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
37,971,973	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
135,533,191	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
63,904,126	MEPT Edgemoor, L.P.	Quarterly	N/A**	0
10,082,222	MetLife Commercial Mortgage Income Fund, L.P.	Quarterly	90	0
246,065,454	Morgan Stanley Prime Property Fund	Quarterly	90	0
97,416,076	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
76,062,855	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	25,000,000
180,918,861	PRISA, L.P.	Quarterly	90	0
31,194,031	RREEF America REIT II, Inc.	Quarterly	45	0
78,053,636	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
67,492,159	Stockbridge Smart Markets Fund	Quarterly	45	0
75,033,080	TCM CRE Credit Fund, L.P.	Quarterly	90	0
23,373,691	UBS Trumbull Property Fund	Quarterly	60	0
72,002,620	USAA US Government Building Fund, LLC	Quarterly	60	0
2,446,851,613				166,396,657

**	Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Griffin Institutional Access Real Estate Fund

Notes to Quarterly Schedule of Investments

June 30, 2019 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities of the Fund are valued at their current market values determined on the basis of readily available market quotations. Market quotations are obtained from independent pricing services approved by the Board of Trustees (the “Trustees”). If market quotations are not readily available, or if the available quotations are not believed to be reflective of market value, securities are valued at fair value in good faith pursuant to the procedures adopted by the Trustees. The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the Valuation Policy approved by the Trustees. Fair valuation procedures may be applied when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is unreliable. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as real estate investment trusts (“REIT”) for tax purposes. Further, the Private Investment Funds generally include private funds investing in real estate assets (“Private Equity REITs”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The Private Investment Funds measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. For non-calendar quarter-end days, the fair value of each Private Equity REIT is estimated by adjusting the most recent NAV for each Private Equity REIT by the change in a proprietary index that the Board has deemed to be representative of the Private Equity REIT market. With regard to the Private Debt Funds, the Adviser will accrue income on a daily basis and update the NAV, generally on a quarterly basis, utilizing the NAVs issued by the Private Debt Funds. In the event that a NAV is not provided by a Private Investment Fund following the end of the quarter or if the Adviser becomes aware of developments warranting an update to a Private Investment Fund's valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs each quarter. As of June 30, 2019, all of the Fund’s investments in Private Investment Funds were valued at their respective sponsored issued NAVs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended June 30, 2019, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of June 30, 2019:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,446,851,613
Publicly Traded Securities	452,658,674	–	–	452,658,674
Exchange Traded Funds	166,057,459	–	–	166,057,459
Mutual Funds	158,690,817	–	–	158,690,817
Preferred Stocks	118,072,228	–	–	118,072,228
Short Term Investments	72,301,283	–	–	72,301,283
Total	$967,780,461	$–	$–	$3,414,632,074

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

There were no transfers out of or into Level 3 during the period ended June 30, 2019. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Unfunded Commitments – Typically, when the Fund invests in a Private REIT, the Fund makes a commitment to invest a specified amount of capital in the applicable Private REIT. The capital commitment may be drawn by the general partner of the Private REIT either all at once or through a series of capital calls at the discretion of the general partner. Thus, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private REIT that has not yet been called by the general partner of the Private REIT. Unfunded commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a credit facility which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private REIT, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private REIT, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private REIT could sue the Fund for breach of contract. As of June 30, 2019, the Fund had total unfunded commitments in the amount of $166,396,657.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of June 30, 2019, the Fund had 96.24% of the value of its net assets invested within the real estate industry.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open ended Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at the closing NAV. The Money Market Fund is not subject to FDIC insurance.

Other Investment Companies – The Fund may invest in securities of other investment companies, including Exchange-Traded Funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. Unlike mutual funds, ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.